October 1, 2007

DREYFUS PREMIER TECHNOLOGY GROWTH FUND

Supplement to Prospectus dated January 1, 2007

Effective September 25, 2007, investment decisions for the fund will be made by co-primary portfolio managers, Mark Herskovitz and Barry K. Mills. Mr. Herskovitz has been the primary portfolio manager of the fund since its inception. He is a senior vice president and portfolio manager of The Boston Company Asset Management (TBCAM), an affiliate of Dreyfus, where he has been employed since June 2005. He has also been employed by Dreyfus since 1996. Mr. Mills has been an Analyst with The Boston Company's Core Research Team covering the technology sector since 2005. Prior to joining TBCAM, Mr. Mills was a Senior Managing Analyst at Dreyfus since 1999. Mr. Mills was responsible for covering stocks in the computer hardware, semiconductor and other selected technology industries. In July 2005, Mr. Mills became a dual employee of TBCAM and Dreyfus.

The fund's investment process combines a long-term fundamental approach focused on secular growth with a multi-dimensional approach that looks for opportunities across emerging growth, cyclical or stable growth companies. The secular growth portion of the portfolio seeks high growth companies in the fastest growing technology sectors. The multi-dimensional portion of the portfolio seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product or market cycles and/or favorable valuations.

October 1, 2007

DREYFUS PREMIER TECHNOLOGY GROWTH FUND

Supplement to Statement of Additional Information
Dated January 1, 2007

Effective on or about September 25, 2007, the following information supersedes and replaces any contrary information contained in the section in the Fund's Statement of Additional Information entitled "Management Arrangements."

Effective September 25, 2007, investment decisions for the fund will be made by co-primary portfolio managers, Mark Herskovitz and Barry K. Mills.

Mr. Herskovitz has been the primary portfolio manager of the fund since its inception. He is a senior vice president and portfolio manager of The Boston Company Asst Management (TBCAM), an affiliate of Dreyfus, where he has been employed since June 2005. He has also been employed by Dreyfus since 1996. Mr. Mills has been an Analyst on The Boston Company's Core Research Team covering the technology sector since 2005. Prior to joining TBCAM, Mr. Mills was a Senior Managing Analyst at Dreyfus since 1999. Mr. Mills was responsible for covering stocks in the computer hardware, semiconductor and other selected technology industries. In July 2005, Mr. Mills became a dual employee of TBCAM and Dreyfus.

Additional Information about Portfolio Managers. The following table lists the number and types of other accounts advised by the portfolio manager and assets under management in those accounts as of August 31, 2007:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Mark Herskovitz	2	588 m	0	0	1	853.9m
Barry K. Mills	2	1.65 b	0	0	0	0

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of Dreyfus Premier Technology Growth Fund shares beneficially owned by the primary portfolio manager is as follows as of August 31, 2007:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Mark Herskovitz	$100,001 - $1,000,000
Barry K. Mills	$0